STEPHENS FUNDS®

Stephens Small Cap Growth Fund
Class A Shares - STSGX
Class I Shares - STSIX

Stephens Mid Cap Growth Fund
Class A Shares - STMGX
Class I Shares - SFMIX

Supplement dated September 28, 2010 to
Statement of Additional Information dated March 31, 2010

Effective October 1, 2010, the Stephens Funds’ Portfolio Holdings Disclosure has been revised.  The third paragraph under “Portfolio Holdings Information” on page B-19 and B-20 of the Statement of Additional Information now reads as follows:

PORTFOLIO HOLDINGS INFORMATION

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Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  In addition, the Funds disclose their complete portfolio holdings and certain other portfolio characteristics on the Funds’ website at www.stephensfunds.com generally 30 days after month-end.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website.  In addition, the Funds may provide their complete portfolio holdings at the same time that it is filed with the SEC.
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Please retain this Supplement with the Statement of Additional Information.